Taxes on Income (Details) - USD ($) $ in Thousands		12 Months Ended
	Jan. 04, 2016	Dec. 31, 2017	Dec. 31, 2016
Taxes On Income
Corporate tax rate		24.00%	25.00%
Net carryforward losses		$ 100,144
Other temporary differences		$ 3,577
Corporate tax rate description

The Israeli Parliament’s Plenum approved by a second and third reading the Bill for Amending the Income Tax Ordinance (No. 217) (Reduction of Corporate Tax Rate), 2015, which consists of the reduction of the corporate tax rate from 26.5% to 25%.

The Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which reduces the corporate income tax rate to 24% (instead of 25%) effective from January 1, 2017 and to 23% effective from January 1, 2018.